UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2023
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On March 13, 2023, American Airlines, Inc., a Delaware corporation (the “Company”) and American Airlines Group Inc. (“AAG”) entered into the Ninth Amendment to Amended and Restated Credit and Guaranty Agreement (the “Ninth Amendment”), amending the Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2015 (as amended or amended and restated prior to the date hereof, the “Prior 2014 Credit Agreement” and, as amended by the Ninth Amendment, the “2014 Credit Agreement”), by and among the Company, AAG, the lenders party thereto and Citibank, N.A., as administrative agent and as an issuing lender. Pursuant to the Ninth Amendment, the Company incurred incremental revolving credit commitments in an aggregate amount of $1,247.9 million (the “2014 Incremental Revolving Facility”) and terminated a proportionate amount of the revolving commitments that remained outstanding under the revolving credit facility provided for by the Prior 2014 Credit Agreement (the “Existing 2014 Revolving Facility”; together with the 2014 Incremental Revolving Facility, the “2014 Revolving Facility”). The terms of the 2014 Incremental Revolving Facility are substantially similar to the terms of the Existing 2014 Revolving Facility; provided that the maturity date of the Existing 2014 Revolving Facility is October 11, 2024 and the maturity date of the 2014 Incremental Revolving Facility is October 13, 2026. The Ninth Amendment amended certain other terms of the Prior 2014 Credit Agreement, including the requirements for delivery of appraisals and certain other covenants. Additionally, the Ninth Amendment transitioned the benchmark interest rate for the 2014 Revolving Facility and the term loan facility under the Prior 2014 Credit Agreement (the “2014 Term Loan Facility”) from LIBOR to the term secured overnight funding rate (“SOFR”). As a result of the Ninth Amendment, the 2014 Revolving Facility bears interest at a base rate (subject to a floor of 1.00%) plus an applicable margin of 2.25%, 2.50% or 2.75%, depending on AAG’s public corporate rating, or, at the Company’s option, the SOFR rate for a tenor of one, three or six months, depending on the interest period selected by the Company (subject to a floor of 0.00%), plus the SOFR adjustment applicable to such interest period plus an applicable margin of 3.25%, 3.50% or 3.75%, depending on AAG’s public corporate rating, and the Term Loan Facility bears interest at a base rate (subject to a floor of 1.00%) plus an applicable margin of 1.75% or, at the Company’s option, the SOFR rate for a tenor of one, three or six months, depending on the interest period selected by the Company (subject to a floor of 0.00%), plus the SOFR adjustment applicable to such interest period plus an applicable margin of 0.75%.
Also on March 13, 2023, the Company and AAG entered into the Eighth Amendment to Amended and Restated Credit and Guaranty Agreement (the “Eighth Amendment”), amending the Amended and Restated Credit and Guaranty Agreement, dated as of May 21, 2015 (as amended or amended and restated prior to the date hereof, the “Prior 2013 Credit Agreement” and, as amended by the Eighth Amendment, the “2013 Credit Agreement”), by and among the Company, AAG, the lenders party thereto and Barclays Bank PLC, as administrative agent and as an issuing lender. Pursuant to the Eighth Amendment, the Company incurred incremental revolving credit commitments in an aggregate amount of $563.0 million (the “2013 Incremental Revolving Facility”) and terminated a proportionate amount of the revolving commitments that remained outstanding under the revolving credit facility provided for by the Prior 2013 Credit Agreement (the “Existing 2013 Revolving Facility”; together with the 2013 Incremental Revolving Facility, the “2013 Revolving Facility”). The terms of the 2013 Incremental Revolving Facility are substantially similar to the terms of the Existing 2013 Revolving Facility; provided that the maturity date of the Existing 2013 Revolving Facility is October 11, 2024 and the maturity date of the 2013 Incremental Revolving Facility is October 13, 2026. The Eighth Amendment amended certain other terms of the Prior 2013 Credit Agreement, including certain covenants. As a result of the Eighth Amendment, the 2013 Revolving Facility bears interest at a base rate (subject to a floor of 1.00%) plus an applicable margin of 2.25%, 2.50% or 2.75%, depending on AAG’s public corporate rating, or, at the Company’s option, the SOFR rate for a tenor of one, three or six months, depending on the interest period selected by the Company (subject to a floor of 0.00%), plus the SOFR adjustment applicable to such interest period plus an applicable margin of 3.25%, 3.50% or 3.75%, depending on AAG’s public corporate rating.
Additionally, on March 13, 2023, the Company and AAG entered into the Sixth Amendment to Credit and Guaranty Agreement (the “Sixth Amendment”), amending the Credit and Guaranty Agreement, dated as of April 29, 2016 (as amended or amended and restated prior to the date hereof, the “Prior April 2016 Credit Agreement” and, as amended by the Sixth Amendment, the “April 2016 Credit Agreement”), by and among the Company, AAG, the lenders party thereto and Barclays Bank PLC, as administrative agent. Pursuant to the Sixth Amendment, the Company incurred incremental revolving credit commitments in an aggregate amount of $341.6 million (the “2016 Incremental Revolving Facility”) and terminated a proportionate amount of the revolving commitments that remained outstanding under the revolving credit facility provided for by the Prior April 2016 Credit Agreement (the “Existing April 2016 Revolving Facility”; together with the 2016 Incremental Revolving Facility, the “2016 Revolving Facility”). The terms of the 2016 Incremental Revolving Facility are substantially similar to the terms of the Existing April 2016

Revolving Facility; provided that the maturity date of the Existing April 2016 Revolving Facility is October 11, 2024 and the maturity date of the 2016 Incremental Revolving Facility is October 13, 2026. The Sixth Amendment amended certain other terms of the Prior April 2016 Credit Agreement, including the requirements for delivery of appraisals and certain other covenants. Additionally, the Sixth Amendment transitioned the benchmark interest rate for the 2016 Revolving Facility from LIBOR to SOFR. As a result of the Sixth Amendment, the 2016 Revolving Facility bears interest at a base rate (subject to a floor of 1.00%) plus an applicable margin of 2.25%, 2.50% or 2.75%, depending on AAG’s public corporate rating, or, at the Company’s option, the SOFR rate for a tenor of one, three or six months, depending on the interest period selected by the Company (subject to a floor of 0.00%), plus the SOFR adjustment applicable to such interest period plus an applicable margin of 3.25%, 3.50% or 3.75%, depending on AAG’s public corporate rating.
As a result of the foregoing amendments, through October 11, 2024, the aggregate commitments under the 2013 Revolving Facility, the 2014 Revolving Facility and the 2016 Revolving Facility will be $2,812.5 million, and thereafter through October 13, 2026 such aggregate commitments will decrease to $2,152.5 million.
See the Annual Report on Form 10-K of AAG and the Company for the fiscal year ended December 31, 2022 for more information regarding the credit facilities established under the 2013 Credit Agreement, the 2014 Credit Agreement and the April 2016 Credit Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: March 13, 2023	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: March 13, 2023	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer